SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934
                              (Amendment No. __)

Filed by the Registrant                        [X]
Filed by a Party other than the Registrant     [ ]
Check the appropriate box:
      [ ] Preliminary Proxy Statement
      [ ] Confidential, for Use of the Commission Only (as permitted by
           Rule 14a-6(e)(2)
      [X] Definitive Proxy Statement
      [ ] Definitive Additional Materials
      [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
           240.14a-12
------------------------------------------------------------------------------

                             FOUNDERS FUNDS, INC.
               (Name of Registrant as specified in Its Charter)

           ________________________________________________________
   (Name of Person(s) Filing Proxy Statement if other than the Registrant)
------------------------------------------------------------------------------


Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)    Title of each class of securities to which transaction applies:

            _____________________________________________________

      2)    Aggregate number of securities to which transaction applies:

            _____________________________________________________

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            _____________________________________________________

      4)    Proposed maximum aggregate value of transaction:

            _____________________________________________________

      5)    Total fee paid:

            _____________________________________________________

[  ]  Fee paid previously with preliminary materials.

[  ]  Check box if any part of the fee is offset as provided by the Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

            _____________________________________________________

      2)    Form, Schedule or Registration Statement No.:

            _____________________________________________________

      3)    Filing Party:

            _____________________________________________________

      4)    Date Filed:

            _____________________________________________________

FOUNDERS FUNDS(R)
GROWTH SPECIALISTS FROM DREYFUS


                                                                January 12, 1999

Dear Fellow Shareholder:

The Founders Funds will hold a special meeting of shareholders on March 2, 1999 at our offices in Denver, Colorado. The purpose of the meeting is to vote on some important proposals affecting the Funds and you as a shareholder. This package contains information about the proposals, proxy card(s) and business reply envelope permitting you to vote by mail and, if available for your account, an insert containing simple instructions on how to vote by phone, fax or via the Internet.

     As you will see from the enclosed materials, your Board of Directors is requesting that you approve changes to certain of the investment restrictions for your Fund. These changes are intended to modernize the restrictions, give the Funds greater investment flexibility, and facilitate portfolio compliance. We realize that the descriptions of some of these techniques are complex. Please be assured, however, that the Board of Directors has carefully considered these proposals, believes they are in the best interests of the Funds, and unanimously recommends your "yes" vote on each of them. In addition, the Board is requesting that you elect Fund directors and ratify the selection of the Funds' independent accountants.

     We encourage you to read the full text of the Proxy Statement. To help you more fully understand its contents, we have prepared a few brief Questions and Answers ("Q&A") regarding these proposals. The Q&A is on page 3.

     YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUNDS AND TO YOU AS A FUND SHAREHOLDER. THEREFORE, PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE. WE ENCOURAGE YOU TO VOTE PROMPTLY, IN ORDER TO SPARE THE FUNDS ADDITIONAL PROXY SOLICITATION EXPENSES. THE FUNDS

HAVE RETAINED SHAREHOLDER COMMUNICATIONS CORPORATION, A PROFESSIONAL PROXY SOLICITATION FIRM, TO ASSIST SHAREHOLDERS IN THE VOTING PROCESS. IF YOU DO NOT VOTE, YOU MAY RECEIVE A TELEPHONE CALL FROM SHAREHOLDER COMMUNICATIONS CORPORATION REQUESTING YOUR VOTE.

     We thank you for your prompt response to the Proxy Statement.

                                         Sincerely,

                                         /s/ JAY A. PRECOURT
                                         -------------------
                                         Jay A. Precourt
                                         Chairman
                                         Founders Funds, Inc.

Q.   WHY AM I BEING ASKED
TO VOTE ON THESE
PROPOSALS?

A. The federal law that governs mutual funds requires shareholders to approve changes in a Fund's fundamental investment restrictions. As a Fund owner, you are being asked to approve the changes for your Fund(s).

Q.   WHAT ARE THE
ADVANTAGES TO THE FUNDS?

A. The changes to the Funds' fundamental investment restrictions will give the Funds greater investment flexibility, which will help them respond more quickly to changing market, economic and competitive conditions. The new restrictions also will be more clear and consistent, thereby facilitating portfolio compliance.

Q.   HOW WILL THE
PROPOSALS AFFECT ME
AS A FUND SHAREHOLDER?

A. The proposed changes could lead to the Funds using investment techniques they have not used in the past. While some of these techniques involve greater risks, the Board of Directors has determined that the potential benefits of having increased investment flexibility outweigh the possible risks.

Q.   WHAT OTHER MATTERS
AM I BEING ASKED TO VOTE ON?

A. You are also being asked to vote on the election of directors. See the discussion of Proposal 1 for details. Also, you are being asked to ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the Funds. See the discussion of Proposal 2 for details.

Q.   HOW DO THE FUND
DIRECTORS SUGGEST
THAT I VOTE?

A. After careful consideration, the directors recommend that you vote "FOR" all of the proposals.

Q.   WHOM DO I CALL FOR
MORE INFORMATION?

A. If you have any questions regarding the Proxy Statement or the voting process, please call Shareholder Communications Corporation at 1-800-949-8596 between 9 a.m. and 11 p.m., Eastern time, Monday through Friday. They will be pleased to answer any questions that you may have.

                              FOUNDERS FUNDS, INC.
                             2930 EAST THIRD AVENUE
                             DENVER, COLORADO 80206

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 2, 1999

Notice is hereby given that a special meeting of shareholders (the "Meeting") of Founders Balanced Fund, Founders Blue Chip Fund, Founders Discovery Fund, Founders Frontier Fund, Founders Government Securities Fund, Founders Growth Fund, Founders International Equity Fund, Founders Money Market Fund, Founders Passport Fund, Founders Special Fund, and Founders Worldwide Growth Fund (collectively, the "Funds" and, individually, a "Fund"), the eleven series of Founders Funds, Inc. (the "Company"), will be held at the offices of the Company, 2930 East Third Avenue, Denver, Colorado 80206, on Tuesday, March 2, 1999 at 3:00 p.m., Mountain time, for the following purposes:

     1.  To elect seven Directors of the Company.

     2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the Company for the fiscal year ending December 31, 1999.

     3. To approve the revision or elimination of certain fundamental investment restrictions.

     4. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

     The Board of Directors of the Company has fixed the close of business on December 15, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof.

     You are cordially invited to attend the Meeting. Even if you plan to attend the Meeting, all shareholders are requested to complete, date and sign the enclosed form of proxy and return it promptly in the enclosed envelope that requires NO postage if mailed in the United States. The enclosed proxy is being solicited on behalf of the Board of Directors of the Company.

                                   IMPORTANT

     Please mark, sign, date and return the enclosed proxy in the accompanying postage-paid envelope as soon as possible in order to ensure a full representation at the Meeting.

     The Meeting will have to be adjourned without conducting any business if less than a majority of the eligible shares is represented, and the Company will have to continue to solicit votes until a quorum is obtained. The Meeting also may be adjourned, if necessary, to continue to solicit votes if less than the required shareholder votes have been obtained to elect the specified number of Directors and to approve Proposals 2 and 3.

     Your vote, then, is critical in allowing the Company to hold the Meeting as scheduled. By voting promptly, you may eliminate the need for additional solicitation. We appreciate your cooperation.

By Order of the Board of Directors

/s/ MARGARET W. CHAMBERS
------------------------
Margaret W. Chambers
Secretary

Denver, Colorado
Dated: January 12, 1999

                              FOUNDERS FUNDS, INC.
                                                                JANUARY 12, 1999

                              FOUNDERS FUNDS, INC.
                           FOUNDERS FINANCIAL CENTER
                             2930 EAST THIRD AVENUE
                             DENVER, COLORADO 80206

                                PROXY STATEMENT
                      FOR SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 2, 1999

                                  INTRODUCTION

The enclosed proxy is being solicited by the Board of Directors (the "Board" or the "Directors") of Founders Funds, Inc. (the "Company") on behalf of Founders Balanced Fund, Founders Blue Chip Fund, Founders Discovery Fund, Founders Frontier Fund, Founders Government Securities Fund, Founders Growth Fund, Founders International Equity Fund, Founders Money Market Fund, Founders Passport Fund, Founders Special Fund, and Founders Worldwide Growth Fund (collectively, the "Funds" and, individually, a "Fund") for use in connection with the special meeting of shareholders of the Company (the "Meeting") to be held at 3 p.m., Mountain time, on Tuesday, March 2, 1999, at the offices of the Company, 2930 East Third Avenue, Denver, Colorado 80206, and any adjournment(s) thereof for the purposes set forth in the foregoing notice. THE FUNDS' ANNUAL REPORT, INCLUDING FINANCIAL STATEMENTS OF THE FUNDS FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997, AND THE FUNDS' SEMIANNUAL REPORT, INCLUDING FINANCIAL STATEMENTS OF THE FUNDS FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 1998, ARE AVAILABLE WITHOUT CHARGE UPON REQUEST FROM FOUNDERS' SHAREHOLDER SERVICES DEPARTMENT AT P.O. BOX 173655, DENVER, COLORADO 80217-3655 (TELEPHONE NUMBER 1-800-525-2440). The approximate mailing date of proxies and this Proxy Statement is January 12, 1999.

     The shareholders of all Funds will vote together as a single class on Proposal 1, the election of Directors, and Proposal 2, to ratify the selection of independent accountants. The shareholders of each Fund, voting separately as a class, will vote on the investment restriction changes set forth in Proposal
3. The changes described in Proposal 3, Sections 3.A. through 3.G., will be voted on by all of the Funds. The remaining changes apply only to certain Funds, as summarized in the chart at the top of page 7.

        FUND                                               PROPOSAL
                       3.H.   3.I.   3.J.   3.K.   3.L.   3.M.   3.N.   3.O.   3.P.   3.Q.   3.R.   3.S.
                       ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
Balanced                X      X      X      X      X      X      X
Blue Chip                                                                X
Frontier                                                                 X
Government Securities   X
Growth                  X      X      X      X      X      X      X             X      X
Money Market            X      X      X      X      X                    X                    X      X
Special                 X      X      X      X      X      X      X

     If the enclosed form of proxy is duly executed and returned in time to be voted at the Meeting (either by returning the enclosed proxy card or, if available for your account, by submitting your proxy electronically via the Internet or by telephone or fax), and not subsequently revoked, all shares represented by the proxy will be voted in accordance with the instructions specified thereon. IF NO INSTRUCTIONS ARE GIVEN, SUCH SHARES WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR HEREINAFTER LISTED AND FOR PROPOSALS 2 AND 3. A majority of the outstanding shares of the Company entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

     Shares that are registered in your name, as well as shares held in "street name" through a broker, may be voted via the Internet or by telephone. To vote in this manner, you will need the 12-digit "control" number(s) that appears on your proxy card(s). To vote via the Internet, please access www.proxyvote.com on the World Wide Web. To vote by telephone, please call the toll-free number listed on the enclosed proxy card(s). In addition, shares that are registered in your name may be voted by faxing your completed proxy card to 1-800-733-1885.

     The Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. If you vote online, you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which you must bear.

     Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. An abstention by a shareholder, either by proxy or by vote in person at the Meeting, has the same effect as a negative vote. Shares held by a broker or other fiduciary as record owner for the account of the beneficial owner are counted toward the required quorum and in calculating the votes cast at the Meeting if the beneficial owner has executed and timely delivered the necessary instructions for the broker or fiduciary to vote the shares, or if the broker or fiduciary has and exercises discretionary voting power. Where the broker or fiduciary does not have discretionary voting power as to one or more of the proposals before the Meeting, and does not receive instructions from the beneficial owner, but grants a proxy for or votes such shares with respect to other proposals, the shares will be counted toward the required quorum but will have the effect of a negative vote on any proposals on which the broker or fiduciary does not vote.

     Because many of the proposals being submitted for a vote of the shareholders of each Fund are substantially similar, the Board determined to combine the proxy materials for the Funds in order to reduce the cost of preparing, printing and mailing these proxy materials.

     In order to further reduce costs, notices to shareholders having more than one account in the Funds listed under the same Social Security number and zip code have been combined. However, shareholders will receive a separate proxy card for each account they own. THEREFORE, IT IS IMPORTANT TO MARK, SIGN, DATE, AND RETURN ALL PROXY CARDS INCLUDED IN YOUR PACKAGE.

     Shareholders of the Funds of record at the close of business on December 15, 1998 (the "Record Date"), are entitled to vote at the Meeting, including any adjournment(s) thereof, and are entitled to one vote for each share, and corresponding fractional votes for fractional shares, on each matter to be acted upon at the Meeting. On the Record Date, the following shares of the Funds' common stock, $.01 par value per share, were outstanding:

Founders Balanced Fund   102,393,267.900
Founders Blue Chip Fund   73,475,025.610
Founders Discovery Fund    9,628,663.861
Founders Frontier Fund     6,630,235.647
Founders Government
  Securities Fund          1,557,236.633
Founders Growth Fund     116,242,356.892
Founders International
  Equity Fund              1,375,125.652
Founders Money Market
  Fund                    96,888,331.905
Founders Passport Fund     8,292,737.076
Founders Special Fund     34,541,853.708
Founders Worldwide
  Growth Fund             12,582,141.980
TOTAL                    463,606,976.864

     The following table sets forth, as of the Record Date, the share ownership of those shareholders who, to the knowledge of the Company, owned beneficially more than 5% of a Fund's issued and outstanding common stock:

                                                                          PERCENT
                                                                            OF
                                     AMOUNT AND NATURE OF BENEFICIAL      COMMON
   NAME AND ADDRESS OF OWNER                   OWNERSHIP(1)                STOCK
---------------------------------------------------------------------------------
Connecticut General Life         11,181,612.347  (Growth)                   9.6%
Insurance Company                19,878,887.484  (Balanced)                19.4%
1 Commercial Plaza
280 Trumbull Street
Hartford, CT 06103
---------------------------------------------------------------------------------
The Variable Annuity Life        19,947,301.287  (Growth)(2)               17.2%
Insurance Company (VALIC)
2929 Allen Parkway
Houston, TX 77019
---------------------------------------------------------------------------------
State of Michigan Plan 2 -        7,331,509.232  (Balanced)                 7.2%
401(k)
State Street Bank & Trust
Company
200 Newport Avenue
Quincy, MA 02170
---------------------------------------------------------------------------------
Eugene H. Vaughan, Jr.            5,575,435.510  (Money Market)             5.8%
600 Travis Street, Suite 6300
Houston, TX 77002
---------------------------------------------------------------------------------
Mercantile Safe Deposit & Trust     968,670.887  (Worldwide Growth)(3)      7.7%
Co.
2 Hopkins Plaza
Baltimore, MD 21201
---------------------------------------------------------------------------------

(1) As interpreted by the Securities and Exchange Commission ("SEC"), a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.
(2) Shares are held by an insurance company separate account into which insurance contract values have been allocated, and will be voted in accordance with the insurance owners' instructions.
(3) This entity holds the shares in its capacity as trustee or custodian for a number of retirement plans.

     Founders Asset Management LLC ("Founders"), located at 2930 East Third Avenue, Denver, Colorado 80206, serves as investment adviser, accounting and administrative services agent and shareholder servicing agent for the Funds.

     In addition to solicitations of proxies by mail, proxies may be solicited by officers and employees of Founders, personally or by telephone or electronically, without special compensation. In addition, the Funds have hired an unaffiliated proxy solicitor, Shareholder Communications Corporation ("SCC"), to assist in the solicitation of proxies by mail, phone and special courier. The estimated cost of SCC's services to the Funds ranges from approximately $120,000 to $260,000, depending upon the extent of services provided, and will be prorated among the Funds. It is expected that the engagement of SCC will help assure a quorum for the Meeting and help obtain the required votes to approve all proposals.

     As the meeting date approaches, you may receive a telephone call from SCC if you have not voted. SCC's representatives will ask that you authorize SCC, by telephonic or electronically transmitted instructions, to execute a proxy card on your behalf. Telephone authorizations will be recorded in accordance with the procedures set forth below. The Company believes that these procedures are reasonably designed to ensure that the identity and voting instructions of the shareholder casting the vote are accurately determined.

     SCC has received an opinion of Maryland counsel that addresses the validity, under the applicable laws of the State of Maryland, of authorization given verbally to execute a proxy. The opinion given by Maryland counsel concludes that a Maryland court would find that there is no Maryland law or public policy against the acceptance of proxies signed by a verbally-authorized agent, provided it adheres to the procedures set forth below.

     In all cases where a telephonic proxy is solicited, the SCC representative is required to ask you for your full name, address, Social Security or employer identification number, title (if you are authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that you have received this Proxy Statement in the mail. If the information solicited agrees with the information provided to SCC by the Company, the SCC representative has the responsibility to explain the solicitation process, read the proposals listed on the proxy card, and ask for your instructions on each proposal. Although he or she is permitted to answer questions about the process, the SCC representative is not permitted to recommend to you how to vote, other than to read any recommendation set forth in this Proxy Statement. SCC will record your instructions on the proxy card. Within 72 hours, SCC will send you a letter or mailgram confirming your vote and asking you to call SCC immediately if your instructions are not correctly reflected in the confirmation.

     Executing the enclosed proxy card, authorizing SCC to execute a proxy card, or voting via the Internet or by phone or fax will not affect your right to attend the Meeting and vote in person, and a shareholder giving a proxy has the power to revoke it (by written notice to the Funds at P.O. Box 173655, Denver, Colorado 80217-3655, execution of a subsequent proxy card, or oral revocation at the Meeting) at any time before it is exercised.

     All costs of printing and mailing proxy materials and the costs and expenses of holding the Meeting and soliciting proxies, including any amount paid to SCC, will be paid by the Funds.

     Without notice other than announcement at the Meeting, the presiding officer may seek one or more adjournments of the Meeting to solicit additional shareholders, if necessary, to obtain a quorum for the Meeting, or to obtain the required shareholder vote to elect the specified number of Directors and approve Proposals 2 and 3. An adjournment would require the affirmative vote of the holders of a majority of the shares present at the Meeting (or an adjournment thereof) in person or by proxy and entitled to vote. If adjournment is proposed in order to obtain the required shareholder vote on a particular proposal, the persons named as proxies will vote in favor of adjournment those shares which they are entitled to vote in favor of such proposal and will vote against adjournment those shares which they are required to vote against such proposal. A shareholder vote may be taken on one or more of the proposals discussed herein prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

                PROPOSAL 1: ELECTION OF DIRECTORS OF THE COMPANY

Seven candidates have been nominated for election as Directors of the Company, all of whom currently are Directors. Vacancies on the Board generally are filled by appointment by the remaining Directors. However, the Investment Company Act of 1940 (the "1940 Act") provides that vacancies may not be filled by Directors unless thereafter at least two-thirds of the Directors shall have been elected by shareholders. To enable the requirement to be met in the future without the necessity of calling additional shareholder meetings, shareholders are being asked at this Meeting to elect the seven Directors listed below to hold office until the next meeting of shareholders or until their successors are elected and qualified. Under the provisions of the Company's By-Laws, as permitted by Maryland law, the Company does not anticipate holding annual shareholder meetings. Thus, the Directors will be elected for indefinite terms.

     Six of the Directors are "Independent Directors," i.e., Directors who are not "interested persons" of Founders or the Company, as that term is defined in the 1940 Act. The nominees for election as Directors have been proposed by the Directors now serving or, in the case of nominees for positions as Independent Directors, by the Independent Directors now serving.

     All of the nominees have consented to being named in this Proxy Statement and to serve, if elected, and no circumstances now known will prevent any of the nominees from serving. If any nominee should become unable to serve, the proxy will be voted for a substitute nominee proposed by the present Directors or, in the case of an Independent Director nominee, by the Independent Directors.

     Set forth below is information concerning the nominees for Directors to be elected at this Meeting:

                     POSITION,
              IF ANY WITH THE COMPANY,   DIRECTOR     NUMBER OF FUND SHARES
              PRINCIPAL OCCUPATION AND    OF THE       BENEFICIALLY OWNED
                BUSINESS EXPERIENCE      COMPANY    DIRECTLY OR INDIRECTLY ON
NAME AND AGE  (DURING PAST FIVE YEARS)    SINCE          RECORD DATE(1)
------------  ------------------------   --------   -------------------------
Jay A.        Chairman of the Board of     1983          4,586.532
Precourt (2,  the Company. Retired.                     (Balanced)
3)            Formerly (1988 to 1998),                   6,633.744
Age 61        President, Chief                      (Intl. Equity)
              Executive Officer, Vice                   25,384.780
              Chairman and Director,                (Money Market)
              Tejas Energy, L.L.C.,
              Houston, Texas. Director
              of The Timken Company,
              Canton, Ohio, and
              Halliburton Company,
              Dallas, Texas.

Eugene H.     Vice Chairman of the         1970            307.311
Vaughan,      Board and Director of                    (Blue Chip)
Jr.(4)        the Company. President                     5,222.349
Age 65        and Chief Executive                         (Growth)
              Officer, Vaughan,                      5,575,435.510
              Nelson, Scarborough &                 (Money Market - 5.8% of
              McCullough, L.P., an                           Fund)
              investment counseling
              firm, Houston, Texas.
              Founding Chairman and
              Governor, Association
              for Investment
              Management and Research;
              Past Chairman and
              Trustee, Institute of
              Chartered Financial
              Analysts; Past Chair-
              man and Director,
              Financial Analysts
              Federation.

                     POSITION,
              IF ANY WITH THE COMPANY,   DIRECTOR     NUMBER OF FUND SHARES
              PRINCIPAL OCCUPATION AND    OF THE       BENEFICIALLY OWNED
                BUSINESS EXPERIENCE      COMPANY    DIRECTLY OR INDIRECTLY ON
NAME AND AGE  (DURING PAST FIVE YEARS)    SINCE          RECORD DATE(1)
------------  ------------------------   --------   -------------------------
Alan S.       Director of the Company.     1991         31,328.510
Danson(4, 5)  Director and Senior Vice              (Money Market)
Age 59        President, OptiMark
              Technologies, Inc.
              (computerized securities
              trading services), and
              President, D.H. Manage-
              ment, Inc. (general
              partner of limited
              partnership with tech-
              nology company
              holdings).

Joan D.       Director of the Company.     1998                 --
Manley(3)     Retired. Formerly (1960
Age 66        to 1984), Ms. Manley
              served in several
              executive capacities
              with Time Incorporated,
              most recently as Group
              Vice President,
              Director, and Chairman
              of Time-Life Books, Inc.
              and Book of the Month
              Club, Inc. Director,
              Sara Lee Corporation,
              Chicago, Illinois, and
              Big Flower Holdings,
              Inc., New York, New
              York.

Robert P.     Director of the Company.     1998                 --
Mastrovita*   Private investor;
(4)           Chairman of private
Age 54        foundation. Formerly
              (1982 to 1997), Chairman
              and Director, Hagler,
              Mastrovita & Hewitt,
              Inc., Boston,
              Massachusetts, a
              registered investment
              adviser. Member, Boston
              Society of Security
              Analysts.

                     POSITION,
              IF ANY WITH THE COMPANY,   DIRECTOR     NUMBER OF FUND SHARES
              PRINCIPAL OCCUPATION AND    OF THE       BENEFICIALLY OWNED
                BUSINESS EXPERIENCE      COMPANY    DIRECTLY OR INDIRECTLY ON
NAME AND AGE  (DURING PAST FIVE YEARS)    SINCE          RECORD DATE(1)
------------  ------------------------   --------   -------------------------
Trygve E.     Director of the Company.     1996         11,739.326
Myhren(3, 5)  President, Myhren Media,              (Intl. Equity)
Age 61        Inc., Denver, Colorado,                    7,341.297
              a firm that invests in                    (Passport)
              and advises media,
              telecommunications,
              internet and software
              companies. Director,
              Advanced Marketing
              Services, La Jolla,
              California; Director,
              Peapod, Inc., Evanston,
              Illinois; Director, J.D.
              Edwards, Denver,
              Colorado; Director,
              Verio, Inc., Englewood,
              Colorado. Formerly,
              President of The
              Providence Journal
              Company, a diversified
              media and com-
              munications company,
              Providence, Rhode
              Island, from 1990 to
              1996; Chairman and Chief
              Executive Officer of
              American Television and
              Communications Corpora-
              tion, Denver, Colorado,
              from 1981 to 1988; and
              Chairman, National Cable
              Television Association,
              from 1986 to 1987.

George W.     Director of the Company.     1998          1,158.567
Phillips(3)   Retired. Director and                 (Govt. Securities)
Age 60        Chairman, Strategic                          501.388
              Planning Committee,                       (Passport)
              Warren Bancorp, Inc.,                        425.246
              Peabody, Massachusetts,               (Worldwide Growth)
              a state-chartered bank
              holding company.
              Formerly (1991 to 1997),
              Mr. Phillips was Presi-
              dent and Chief Executive
              Officer of Warren
              Bancorp, Inc. and Warren
              Five Cents Savings Bank.

                     POSITION,
              IF ANY WITH THE COMPANY,   DIRECTOR     NUMBER OF FUND SHARES
              PRINCIPAL OCCUPATION AND    OF THE       BENEFICIALLY OWNED
                BUSINESS EXPERIENCE      COMPANY    DIRECTLY OR INDIRECTLY ON
NAME AND AGE  (DURING PAST FIVE YEARS)    SINCE          RECORD DATE(1)
------------  ------------------------   --------   -------------------------
All Directors and officers   of the                      4,586.532
Company as a group                                      (Balanced)
                                                           307.311
                                                       (Blue Chip)
                                                         1,158.567
                                                    (Govt. Securities)
                                                         5,222.349
                                                          (Growth)
                                                        18,373.070
                                                    (Intl. Equity - 1.3% of
                                                             Fund)
                                                     5,632,148.800
                                                    (Money Market - 5.8% of
                                                             Fund)
                                                         7,842.685
                                                        (Passport)
                                                           425.246
                                                    (Worldwide Growth)

------------
(1) As interpreted by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security. Unless otherwise noted, all share amounts represented less than 1% of the respective Fund's outstanding shares.
(2) Member of Executive Committee.
(3) Member of Audit Committee.
(4) Member of Portfolio Transactions Committee.
(5) Member of Valuation Committee.
* Mr. Mastrovita served as a non-employee Director of The Boston Company, Inc. and Boston Safe Deposit and Trust Company until March 15, 1998. During 1998, Mr. Mastrovita received $10,250 for his service in these capacities. In addition, since July 1998, he has received Directors' retirement benefits from these companies at a rate of $15,000 per year. Since both of these companies are indirect subsidiaries of Mellon Bank Corporation, Founders' ultimate parent company, it is possible that Mr. Mastrovita might be determined to be an interested Director as defined in the 1940 Act. However, the Company does not concede that these prior Directorships or Mr. Mastrovita's receipt of Directors' retirement benefits would make him an interested Director of the Company.

     The committees of the Board are the Executive Committee, Audit Committee, Portfolio Transactions Committee and Valuation Committee. The Company also has a Committee on Directors, composed of Messrs. Precourt, Vaughan, Danson, Myhren and Phillips and Ms. Manley, which serves as a nominating committee. For at least so long as the Rule 12b-1

Distribution Plans of the Funds (with the exception of the Money Market Fund) remain in effect, the selection and nomination of the Company's Independent Directors will be a matter left to the discretion of such Independent Directors. Except for certain powers that, under applicable law, may be exercised only by the full Board, the Executive Committee may exercise all powers and authority of the Board in the management of the business of the Company.

     The Audit Committee, consisting of four Independent Directors, meets periodically with the Company's independent accountants and the executive officers of the Company. This committee reviews the accounting principles being applied by the Company in financial reporting, the scope and adequacy of internal controls, the responsibilities and fees of the Company's independent accountants and other matters. The Portfolio Transactions Committee, consisting of four Directors(1), monitors compliance with several Fund policies, including those governing brokerage, trade allocations, proxy voting, cross trades, and the Funds' Code of Ethics. The Valuation Committee, consisting of three Directors(1), is responsible for determining the methods used to value Fund securities for which market quotations are not readily available, subject to the approval of the Board.

     During the fiscal year ended December 31, 1998, the Board met six times, the Audit Committee met four times, the Portfolio Transactions Committee met two times, and the Committee on Directors met seven times. During such fiscal year, each Director nominee attended 75% or more of the aggregate of the Board meetings and meetings of committees of the Board on which he or she served. The Executive and Valuation Committees did not meet during 1998.

---------------

(1) Bjorn K. Borgen, who currently is a Director of the Company, also is a member of the Portfolio Transactions and Valuation Committees. Mr. Borgen elected not to stand for reelection to the Board, and his term as a Director will expire upon the election of Directors at the Meeting. At that time, the size of the Board will be reduced to seven Directors. Shareholders are advised that proxies cannot be voted for more than seven Director candidates.

     The following table sets forth, for the fiscal year ended December 31, 1998, the compensation paid by the Company to its Directors for services rendered in their capacities as Directors of the Company. The Company has no plan or other arrangement pursuant to which any of the Company's Directors receive pension or retirement benefits. Therefore, none of the Company's Directors has estimated annual benefits to be paid by the Company upon retirement.

                               TOTAL COMPENSATION
                                  FROM COMPANY
                                (11 FUNDS TOTAL)
NAME OF PERSON, POSITION(1)   PAID TO DIRECTORS(1)
---------------------------   --------------------
Jay A. Precourt, Chairman           $ 47,000
  and Director
Eugene H. Vaughan, Jr.,             $ 35,250
  Vice Chairman and
  Director
William H. Baughn,                  $ 37,750
  Director(2)
Bjorn K. Borgen,                    $ 26,000
  Director(3)
Alan S. Danson, Director            $ 34,500
Robert P. Mastrovita,               $ 25,000
  Director(4)
Trygve E. Myhren, Director          $ 35,000
George W. Phillips,                 $ 27,500
  Director(4)
                                    --------
TOTAL(5)                            $268,000
                                    ========

------------

(1) The Chairman of the Board, the Chairmen of the Company's Audit and Portfolio Transactions Committees, and the members of the Audit and Portfolio Transactions Committees each received compensation for serving in such capacities in addition to the compensation paid to all Directors.
(2) Mr. Baughn retired as a Director of the Company effective December 31, 1998.
(3) Mr. Borgen began receiving compensation for his service as a Director of the Company in April 1998.
(4) Messrs. Mastrovita and Phillips were elected to the Board of Directors in May 1998.
(5) Ms. Manley was elected to the Board of Directors in mid-December 1998, and will begin receiving Director's compensation in 1999.

     The officers of the Company and their principal occupations for the last five years appear below. All of the Company's officers are affiliated with its principal underwriter, Premier Mutual Fund Services, Inc. ("Premier"), or Premier's affiliate, Funds Distributor Inc. ("FDI"). Premier and FDI are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109. These individuals are not affiliated with Founders and have no involvement in the investment management of the Funds. The Funds pay no compensation or other consideration to the Company's officers.

     Marie E. Connolly, age 41, President and Treasurer. President (since January 1992); Chief Executive Officer (since April 1995); Treasurer (July 1993 to April 1994); Chief Operating Officer (April 1994 to April 1995);

Chief Compliance Officer (April 1994 to September 1998); and Director (since June 1992) of FDI; President, Chief Operating Officer and Director of Premier (since April 1994); Chief Compliance Officer of Premier (June 1995 to September
1998).

     Margaret W. Chambers, age 39, Vice President and Secretary. Senior Vice President, General Counsel and Secretary of FDI (since April 1998); Chief Compliance Officer of FDI and Premier (since September 1998). Formerly, Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. (August 1996 to March 1998) and associate with the law firm of Ropes & Gray (January 1986 to July 1996).

     Douglas C. Conroy, age 29,
Vice President and Assistant Secretary. Vice President and Client Services Manager of FDI (since June 1998); Supervisor of Treasury Services and Administration of FDI (January 1995 to June 1998). Formerly (April 1993 to January 1995), Senior Fund Accountant for Investors Bank & Trust Company.

     Christopher J. Kelley, age 34,
Vice President and Assistant Secretary. Vice President and Senior Associate General Counsel of FDI (since August 1996). Formerly, Assistant Counsel at Forum Financial Group (April 1994 to July 1996) and employed by Putnam Investments in legal and compliance capacities (October 1992 to March 1994).

     Kathleen K. Morrisey, age 26. Vice President and Assistant Secretary. Assistant Vice President of FDI (since November 1998); Manager of Treasury Operations of FDI (since December 1995). Formerly (July 1994 to November 1995), Fund Accountant II for Investors Bank & Trust Company.

     Mary A. Nelson, age 34,
Vice President and Assistant Treasurer. Vice President and Manager of Treasury Services and Administration of FDI (since March 1996); Assistant Treasurer of FDI (August 1994 to March 1996). Vice President of Premier (since March 1996). Formerly (September 1989 to July 1994), Assistant Vice President and Client Manager for The Boston Company.

     Michael S. Petrucelli, age 37,
Vice President and Assistant Treasurer. Senior Vice President and Director of Strategic Client Initiatives for FDI (since December 1996); Senior Vice President of Premier (since June 1998). Formerly (December 1989 to November
1996), employed by GE Investment Services in various financial, business development and compliance positions.

     Stephanie D. Pierce, age 30,
Vice President, Assistant Treasurer and Assistant Secretary. Vice President (since June 1998) and Client Development Manager (since April 1998) of FDI. Formerly (April 1997 to March 1998), Relationship Manager on the Business and Professional Banking team at Citibank, NA.

     George A. Rio, age 43,
Vice President and Assistant Treasurer. Executive Vice President and Client Service Director of FDI and Premier (since April 1998). Formerly, Senior Vice President, Senior Key Account Manager for Putnam Mutual Funds (June 1995 to March 1998), Director of Business Development for First Data Corporation (May 1994 to June 1995), and Senior Vice President and Manager of Client Services and Director of Internal Audit at The Boston Company (September 1983 to May 1994).

     Joseph F. Tower, III, age 36,
Vice President and Assistant Treasurer. Senior Vice President (since November
1994), Treasurer and Chief Financial Officer (since April 1994) and Director (since January 1997) of FDI; Vice President of FDI (November 1993 to November
1994); Senior Vice President (since June 1995), Treasurer and Chief Financial Officer (since April 1994) and Director (since January 1997) of Premier; Vice President of Premier (April 1994 to June 1995). Formerly (July 1988 to August
1994), employed by The Boston Company, Inc. in various management positions in the Corporate Finance and Treasury areas.

     Elba Vasquez, age 37,
Vice President and Assistant Secretary. Assistant Vice President (since June
1997) and Sales Associate (since May 1996) of FDI. Formerly (March 1990 to May
1996), employed in various mutual fund sales and marketing positions by U.S. Trust Company of New York.

VOTE REQUIRED

Each Director must be elected by a majority of the votes present at the Meeting in person or by proxy and entitled to vote, provided a quorum is present. The shareholders of all of the Funds will vote together as a single class on the election of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUNDS' SHAREHOLDERS VOTE TO ELECT ALL OF THE NOMINEES LISTED ABOVE.

        PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

The Directors of the Company, including a majority of its Independent Directors, have selected PricewaterhouseCoopers LLP to continue to serve as independent accountants of the Company for the fiscal year ending December 31, 1999, subject to ratification by the Company's shareholders. This firm has no direct financial interest or material indirect financial interest in the Company. Representatives of this firm are not expected to attend the Meeting, but will be available should any matter arise requiring their presence.

     The following summarizes PricewaterhouseCoopers LLP's audit services for the fiscal year ended December 31, 1998: audit of annual financial statements; preparation of the Company's federal and state income tax returns; preparation of the Company's federal excise tax return; consultation with the Company's Audit Committee; and routine consultation on financial accounting and reporting and tax-related matters.

     The Board authorizes all services performed by PricewaterhouseCoopers LLP on behalf of the Company. In addition, the Board annually reviews the scope of services to be provided by PricewaterhouseCoopers LLP and considers the effect, if any, that performance of any non-audit services might have on audit independence.

     An Audit Committee, consisting of four Independent Directors, meets periodically with the Company's independent accountants to review accounting and reporting requirements.

VOTE REQUIRED

The ratification of the selection of the independent accountants must be approved by a majority of the shares present at the Meeting in person or by proxy and entitled to vote, provided a quorum is present. The shareholders of all of the Funds will vote together as a single class on the ratification of the selection of the independent accountants.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND'S SHAREHOLDERS VOTE IN FAVOR OF PROPOSAL 2.

               PROPOSAL 3: APPROVAL OF REVISION OR ELIMINATION OF
                  CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS

BACKGROUND

Each of the Funds currently has fundamental and non-fundamental investment restrictions which govern the Fund's investment activities. Each Fund's fundamental investment restrictions can be modified or eliminated only if the change is approved by the Board and by that Fund's shareholders. Non-fundamental investment restrictions are those which can be modified or eliminated by the Board, without the need for shareholder approval.

     The Board believes that some of the Funds' current investment restrictions are outdated and unnecessarily restrict the Funds from taking advantage of certain investment opportunities and risk management techniques. Many of these restrictions initially were adopted in order to permit one or more of the Funds to register their shares for sale in certain states. As a condition for registration, these states required that the Funds adopt fundamental investment restrictions that were not required under provisions of the 1940 Act or other federal securities laws. These state requirements will hereafter be described as the "State-Imposed Restrictions." As a result of a federal law passed in late 1996, states are now preempted from regulating the investment activities of mutual funds. The federal government, and particularly the SEC, is now the sole entity having responsibility for regulating a mutual fund's investment activities. As a result, the State-Imposed Restrictions are no longer required to be maintained. Having investment restrictions that are more restrictive than those required by current federal law needlessly restricts the Funds' portfolio management activities and their ability to compete with comparable mutual funds.

     In addition, many of these restrictions have little practical relevance in the management of the Funds. However, maintaining the restrictions as fundamental restrictions requires the continued dedication of compliance resources that Fund management and the Board believe could be better utilized monitoring compliance with more relevant restrictions.

     Therefore, Fund management and the Board recommend that each Fund's shareholders approve modifications to certain of the Fund's fundamental investment restrictions and the elimination of certain other fundamental restrictions. The Board unanimously approved all of these recommended changes at its December 1998 meeting. In some instances, the Board has adopted non-fundamental restrictions (which it can change or eliminate in the future without a shareholder vote) that are similar to the current fundamental restrictions.

     Presently, each Fund is governed by certain fundamental and non-fundamental restrictions which are applicable to all Funds, as well as additional fundamental and non-fundamental restrictions which are applicable only to the individual Fund. Many of these restrictions differ significantly from Fund to Fund. If Proposal 3 is approved in its entirety by each Fund's shareholders (to the extent applicable), each Fund will have virtually the same fundamental and non-fundamental restrictions. Fund management and the Board believe that approval of this proposal will provide the following beneficial results:

      -- Fundamental restrictions which are no longer necessary or desirable will be eliminated. Some will be adopted in substantially similar form as non-fundamental restrictions. In the future, the Fund's investment adviser and the Board may wish to modify the non-fundamental restrictions. The Board will be able to implement a change quickly in response to changing market, economic or other competitive conditions, and the applicable Fund will not incur the delay and expense involved in seeking the shareholder approval required to change a fundamental investment restriction.

      -- Consistency and clarity of the investment restrictions will be improved substantially, since virtually all of the current differences in investment restrictions among the Funds will be eliminated.

      -- Improved consistency and clarity will make it easier for each Fund to ensure that it maintains strict compliance with its fundamental and non-fundamental restrictions.

     Each recommended CHANGE in a fundamental investment restriction is discussed in Sections 3.A. through 3.E., below. The discussion includes the text of the proposed new restriction, a synopsis of the corresponding current restriction(s), an explanation of the reasons for the recommended change, and an explanation of the effects of the change upon the Funds and their shareholders. These proposals require the approval of the shareholders of all of the Funds.

     Each recommended ELIMINATION of a fundamental investment restriction is discussed in Sections 3.F. through 3.S., below. The discussion includes the text of the current fundamental restriction to be eliminated; where applicable, a synopsis of the non-fundamental restriction adopted by the Board as a substitute for the fundamental restriction; an explanation of the reasons for the recommended change; and an explanation of the effects of the change upon the Funds and their shareholders. These proposals require either the approval of the shareholders of some of the Funds or approval of the shareholders of all of the Funds. A list identifying the Funds for which shareholder approval is required follows the heading of each section.

3.A. RESTRICTION PROHIBITING INVESTMENT IN PHYSICAL COMMODITIES AND
     PERMITTING CERTAIN FINANCIAL INSTRUMENTS

Approval Required.  This change requires shareholder approval for:

ALL FUNDS

     Proposed New Restriction. This fundamental investment restriction provides as follows:

          No Fund may invest in physical commodities, except that a Fund may purchase and sell foreign currency, options, forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments, and may invest in securities of issuers which invest in physical commodities or such instruments.

     Comparable Restrictions. The current fundamental restriction applicable to all Funds provides that no Fund may invest in commodities or commodity futures contracts, except that a Fund may invest in securities of issuers which invest in commodities and commodity futures. ("Physical commodities" are bulk goods such as grains, metals and foods which are traded on a commodities exchange or on the spot market.) The comparable individual Fund restrictions (which apply to all Funds except the Money Market Fund) are identical except that the Funds are permitted to enter into forward foreign currency exchange contracts. Each of Founders Balanced, Blue Chip, Government Securities, Growth and Special Funds' restrictions contains a variation of this exception, which limits each Fund's use of forward contracts to use in connection with the purchase and sale of specific securities. The new restriction would permit these Funds to use forward contracts to hedge foreign security positions against fluctuations in exchange rates.

     In addition, the Balanced, Money Market and Special Funds currently have fundamental restrictions which limit the Funds' ability to use options. Since these restrictions would be inconsistent with the proposed new restriction, this proposal includes elimination of the option restrictions set forth below:

          Balanced Fund: The Fund may not purchase or sell puts, calls, straddles, spreads or combinations thereof except that the Fund may sell covered call options with respect to any or all of its portfolio securities and enter into closing purchase transactions with respect to such options.

          Money Market Fund: The Fund may not purchase or sell puts, calls, straddles, spreads or combinations thereof.

          Special Fund: The Fund may not purchase or sell puts, calls, straddles, spreads or combinations thereof except that the Fund may purchase put and call options on stock indices and enter into closing transactions with respect to such options.

     Reasons for Change. The Board believes that given the increasing complexity and volatility of investment in domestic and international markets, it is in the best interests of each Fund and its shareholders to have flexibility in managing the Fund's investments. The Board is of the opinion that the investment strategies permitted by the new restriction, and described below, will enable the Funds to hedge various market risks associated with investing in U.S. and foreign securities. The Board believes that it would be desirable to give all Funds the same flexibility to employ these strategies. In addition, eliminating the options restriction for Founders Money Market Fund would enable the Fund to use certain money market instruments that are subject to guarantees and other forms of unconditional credit support.

     In recent years, a number of techniques have been developed for hedging a portfolio of securities or a specific security. To "hedge" means to enter into a transaction with the aim of protecting against market risk due to market movements that may adversely affect the value of a Fund's securities or the price of securities that the Fund is considering purchasing. Although a hedging transaction may partially protect a Fund against a decline in the value of a particular security or its portfolio generally, the cost of the transaction will reduce the potential return on the security or the portfolio.

     Currently, some of the Funds have the ability to hedge using certain techniques. However, many of the Funds' competitors have broader hedging authority using the techniques described below. The Board recommends that all of the Funds be given the flexibility to make use of these techniques.

     Description of Investment Techniques Permitted by New Restriction.

     Futures Contracts. Futures contracts are contracts on financial instruments (such as securities and foreign currencies) and securities indices that obligate the long or short holder, if the contract is held to its specified delivery date, to take or make delivery of a specified quantity of the underlying financial instrument, or the cash value of a securities index. Although futures contracts call for the delivery or acquisition of the underlying instruments or a cash payment based on the value of the underlying instruments, in most cases the contractual obligation is offset before the delivery date by buying (in the case of an obligation to sell) or selling (in the case of an obligation to buy) an identical futures contract. Such a transaction cancels the original obligation to make or take delivery of the instruments.

     Upon entering into a futures contract, a Fund would be required to deposit with a broker-dealer or its custodian in a segregated account cash or certain U.S. government securities in an amount known as the "initial margin." Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. Initial and variation margin payments are similar to a performance bond or a good faith deposit on the contract, unlike margin extended by a securities broker, and would be returned or credited to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The Funds will incur brokerage fees when they buy or sell futures contracts.

     Options on Futures Contracts. An option on a futures contract gives the holder the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of an option on a futures contract is similar in some respects to the purchase of an option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, a Fund may buy a call option on a futures contract to hedge against a market advance, and a Fund might buy a put option on a futures contract to hedge against a market decline.

     Forward Contracts. Under the proposed restriction, the Funds could purchase or sell forward foreign currency exchange contracts ("forward contracts") as part of their portfolio investment strategies. A forward contract is a privately negotiated obligation to purchase or sell a specified amount of foreign currency for a fixed price with delivery and payment to take place at a future date. In contrast to a futures contract, a forward contract contemplates actual delivery of the underlying currency on the delivery date. A Fund may enter into a forward contract, for example, when it purchases or sells a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security, thereby protecting against a potential decline in the value of the U.S. dollar compared to the foreign currency (a "transaction hedge"). Additionally, for example, when a Fund believes that a foreign currency may suffer a decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Conversely, when a Fund believes that the U.S. dollar may suffer a decline against a foreign currency, it may enter into a forward contract to buy that foreign currency for a fixed dollar amount (a "position hedge").

     Options on Securities or Securities Indices. A call option gives the holder (buyer) of the option the right, but not the obligation, to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). The writer (seller) of a call option has the corresponding obligation to deliver the underlying security in the event the option is exercised by the holder. A put option gives the holder (buyer) of the option the right, but not the obligation, to sell a security at the exercise price at any time until the expiration date.

     An option on a securities index is similar to an option on a security. However, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, on exercise of the option, an amount of cash if the closing level of the securities index on which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

     A Fund may buy call options on securities or securities indices to hedge against an increase in the price of a security or securities that the Fund may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option and, unless the price of the underlying security or index rises sufficiently, the option may expire and become worthless to the Fund. A Fund may buy put options to hedge against a decline in the value of a security or its portfolio. By using put options this way, the Fund will reduce any profit it might otherwise have realized in the underlying security or its portfolio by the amount of the premium paid for the put option and by transaction costs.

     SEE EXHIBIT A FOR FURTHER INFORMATION ABOUT THE FOREGOING INVESTMENT TECHNIQUES AND THEIR RELATED RISKS.

     Internal Derivatives Policy. Each of the foregoing instruments is sometimes referred to as a "derivative," since its value is derived from an underlying security, index or other financial instrument. If this proposed investment restriction is approved, each Fund will continue to be governed by the Funds' internal Derivatives Policy, which has been adopted by the Board and which limits the permissible types of derivatives in which the Funds may invest. This Policy may be changed by the Board without shareholder approval. The Policy currently provides the following:

- Founders Money Market Fund may not participate in derivatives transactions. All other Funds may deal in derivatives under strict guidelines, and only for the purpose of hedging. These guidelines prohibit interest rate or currency swaps, interest rate caps, floors, collars or combinations thereof, and structured notes where coupon or principal repayment is based on an equation, although standard language outlining basic call, put, and sinking fund information is not considered an equation.

- The purchase of any permitted derivative requires specific approval from a senior investment manager of Founders.

- The Funds may not purchase derivatives which, in the judgment of Founders, would expose the Funds to undue risk or to a degree of risk which would not be in accordance with the investment policies and objectives of the specific Fund.

- Derivatives will be purchased only if Founders believes that they can be valued adequately and accurately and that there is a ready liquid market for the derivatives.

- The portfolio manager of any Fund holding a derivative instrument will be required to monitor the suitability, marketability, value, and relevant market, credit, and legal risks of that instrument on an ongoing basis.

- The Board will receive quarterly reports on the Funds' holdings of, and transactions in, derivatives.

     Effects of Change on Fund and Shareholders. The proposed restriction broadens the types of instruments in which the Funds may invest. As a result, approval of the proposal could have the effect of subjecting each Fund, and therefore its shareholders, to increased risk, as described above and in Exhibit
A. This risk is limited by the Funds' internal Derivatives Policy, although the Board may change the Policy without shareholder approval.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE FUNDS' SHAREHOLDERS VOTE TO ADOPT PROPOSED INVESTMENT RESTRICTION 3.A.

3.B. RESTRICTION ON BORROWING MONEY

Approval Required.  This change requires shareholder approval for:

ALL FUNDS

     Proposed New Restriction. This fundamental investment restriction provides as follows:

          No Fund may borrow money, except to the extent permitted under the 1940 Act, which currently limits borrowing to no more than 33 1/3% of the value of the Fund's total assets. For purposes of this investment restriction, investments in options, forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments or transactions for which assets are required to be segregated including, without limitation, reverse repurchase agreements, shall not constitute borrowing.

     Comparable Restriction(s). There is no current general fundamental restriction applicable to all Funds. With the exceptions noted below, the comparable individual Fund's restrictions basically provide that the Fund may not borrow money, except for extraordinary or emergency purposes, and then only from banks in amounts up to 10% of the Fund's net assets computed at the lesser of cost or value. The comparable restrictions for Special and International Equity Funds essentially provide for borrowings up to 33 1/3% of each Fund's total assets, but do not provide the flexibility which is accomplished by permitting the investment policy to mirror the restrictions on borrowing imposed by the 1940 Act.

     Reasons for Change. This recommendation generally increases the Funds' borrowing capabilities and provides the flexibility noted above. It also excludes from the restriction certain securities that might be considered borrowing but do not represent the same kinds of risk as unrestricted borrowing.

     Effects of Change on Fund and Shareholders. The Funds currently intend to borrow only for temporary or emergency purposes, such as, for example, meeting excessive or unanticipated redemptions of Fund shares that exceed available cash. Although the Funds do not intend to borrow for leveraging, under this restriction the Funds could leverage if Founders believed that leveraging was in the Funds' best interests. Leveraging involves certain risks. For example, leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund's net asset value. Additionally, money borrowed will be subject to interest and other costs.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE FUNDS' SHAREHOLDERS VOTE TO ADOPT PROPOSED INVESTMENT RESTRICTION 3.B.

3.C. RESTRICTION ON MAKING LOANS

Approval Required.  This change requires shareholder approval for:

ALL FUNDS

     Proposed New Restriction. This fundamental investment restriction provides as follows:

          No Fund may lend any security or make any loan if, as a result, more than 33-1/3%
     of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements.

     Comparable Restrictions. The current fundamental restriction applicable to all Funds provides that no Fund may make loans to other persons, although the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities is not considered the making of a loan by a Fund. A Fund also may enter into repurchase agreements by purchasing U.S. government securities with a simultaneous agreement with the seller to repurchase them at the original purchase price plus accrued interest.

     Reasons for Change. This recommendation permits the Funds to make loans of their respective portfolio assets, in accordance with SEC guidelines, and broadens the Funds' ability to purchase debt obligations and enter into repurchase agreements as appropriate under the Funds' investment policies. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously promises to sell that same security back to the seller at a higher price, usually within a seven-day period. Such agreements may be considered "loans" under the 1940 Act. The Funds may enter into repurchase agreements with banks or well-established securities dealers meeting criteria established by the Board. All repurchase agreements entered into by the Funds are fully collateralized and marked to market daily.

     Effects of Change on Fund and Shareholders. While the Funds currently do not intend to loan their portfolio securities, the new restriction would permit the Board to authorize a Fund to loan up to one-third of its total assets in the future without a shareholder vote. By lending their portfolio securities, the Funds could attempt to generate income through the receipt of interest on the loans which, in turn, could be invested in additional securities to pursue the Funds' investment objectives. Such loans would be callable at any time by the Funds and would at all times be secured by collateral consisting of cash or securities issued or guaranteed by the United States government or its agencies, equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that a Fund could continue to have the benefits (and risks) of ownership of the loaned securities, while receiving interest from the borrower of the securities. Loans would be made only to firms deemed by Founders to be creditworthy, under procedures established by the Board.

     In addition, adoption of the new restriction would permit the Board to adopt an inter-Fund lending program in the future without shareholder approval. Several mutual fund groups have obtained SEC approval for such programs, which permit their funds to borrow money from, and lend money to, one another if it makes financial sense on both sides of the transaction. These programs may reduce or eliminate the need for funds to maintain bank lines of credit or obtain borrowings through banks. By dealing with each other instead of banks, funds may be able to borrow money more cheaply and lend money more profitably than they otherwise could. If the Board were to implement such a program for the Funds, it would be done in strict accordance with SEC requirements that are designed to assure fair treatment for all participating funds.

     The lending of portfolio securities and the use of repurchase agreements involve certain risks. For example, if the borrower of the securities defaults on its obligation to return the securities, the Funds' ability to gain access to the collateral securing the loan may be delayed by court action, and, pending the outcome of such court action, the Fund may lose its rights to the collateral. In addition, if the other party to a repurchase agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. Also, if the other party to the repurchase agreement becomes insolvent and subject to liquidation or reorganization under federal bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may automatically be stayed.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE FUNDS' SHAREHOLDERS VOTE TO ADOPT PROPOSED INVESTMENT RESTRICTION 3.C.

3.D. RESTRICTION ON UNDERWRITING SECURITIES

Approval Required.  This change requires shareholder approval for:

ALL FUNDS

     Proposed New Restriction. This fundamental investment restriction provides as follows:

          No Fund may act as an underwriter of securities of other issuers, except to the extent a Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with disposing of portfolio securities.

     Comparable Restrictions. The current fundamental restriction applicable to all Funds provides that no Fund may underwrite the securities of other issuers. Special Fund's corresponding current restriction contains an exception which essentially is included in the language of the proposal.

     Reasons for Change. This recommendation includes an exception which clarifies that a Fund may dispose of portfolio securities even though the Fund technically could be considered an underwriter under the federal securities laws in connection with the disposition. Although this exception likely is inherent in the current restriction, the proposed restriction clearly provides for the exception.

     Effect of Change on Fund and Shareholders. This change merely clarifies the scope of the restriction and will not change the Funds' investment practices or increase risk to shareholders.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE FUNDS' SHAREHOLDERS VOTE TO ADOPT PROPOSED INVESTMENT RESTRICTION 3.D.

3.E. RESTRICTION ON ISSUING SENIOR SECURITIES

Approval Required.  This change requires shareholder approval for:

ALL FUNDS

     Proposed New Restriction. This fundamental investment restriction provides as follows:

          No Fund may issue any senior security, except as permitted under the 1940 Act and except to the extent that the activities permitted by the Fund's other investment restrictions may be deemed to give rise to a senior security.

     Comparable Restrictions. The current fundamental restriction applicable to all Funds provides that no Fund may issue any senior securities. Special Fund's corresponding current restriction contains an exception permitting bank borrowings to the extent contemplated by that Fund's borrowing restriction.

     Reasons for Change. This recommendation clarifies exceptions to the definition of "senior security," to eliminate any question about each Fund's ability to use certain investment techniques that may be deemed to be "senior securities" under the 1940 Act. Although the definition of "senior security" involves complex statutory and regulatory concepts, a senior security is generally thought of as an obligation of a Fund that involves a claim to the Fund's assets or earnings that takes precedence over the claims of the Fund's shareholders.

     The 1940 Act generally prohibits mutual funds from issuing senior securities; however, mutual funds are permitted to engage in certain types of transactions that technically might be considered senior securities as long as certain conditions are satisfied. The proposed fundamental restriction will confirm the ability of the Funds to engage in these transactions which include, among other things: purchasing and selling options, forward contracts, futures contracts (including those relating to indices), and options on futures contracts or indices; borrowing money to the extent permitted by the proposed borrowing restriction; pledging their assets to the extent necessary to secure permitted borrowings; and entering into commitments, including reverse repurchase agreements and purchasing securities on a delayed delivery or when-issued basis (which may obligate a Fund to pay money at a future date that is longer than the normal settlement period). These activities do not constitute the issuance of senior securities under current legal and regulatory interpretations. From time to time, the staff of the SEC may adopt positions as to whether other techniques that may potentially be senior securities are nevertheless consistent with the policies and requirements of the 1940 Act. Under the proposed restriction, the Funds would be permitted to use such investment techniques, provided they are consistent with their other investment restrictions. Thus, the new restriction would give the Funds flexibility to adapt to changing regulatory positions regarding senior securities.

     Effect of Change on Fund and Shareholders. Adoption of the proposed senior securities limitation is not expected to have any material effect upon the investment techniques employed by the Funds. It merely provides express authorization to make investments or engage in practices permitted by other investment restrictions.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE FUNDS' SHAREHOLDERS VOTE TO ADOPT PROPOSED

INVESTMENT RESTRICTION 3.E.

3.F. RESTRICTION ON PURCHASING SECURITIES ON MARGIN

Approval Required. Elimination of this restriction requires shareholder approval for:

ALL FUNDS

     Current Fundamental Restriction. The current fundamental restriction applicable to all Funds provides as follows:

          No Fund may purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

     Substitute Non-Fundamental Restriction. If the current fundamental restriction is eliminated, it will be replaced by a non-fundamental investment restriction adopted by the Board which will be applicable to all Funds. The new non-fundamental restriction provides that no Fund may purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions, and except that a Fund may make margin deposits in connection with transactions in forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments, and to the extent necessary to effect transactions in foreign jurisdictions.

     Reasons for Change. Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or the eligible securities that the borrower places with a broker as collateral against the loan. Except for obtaining such short-term credits as may be necessary for the clearance of transactions and making margin payments in connection with the purchase and sale of forward and futures contracts and options on futures contracts, mutual funds are generally prohibited from entering into margin purchases by applicable SEC policies. The activities listed as exceptions in the substitute restriction are ones which do not constitute inappropriate margin transactions under current legal and regulatory interpretations. The change causes each Fund's fundamental restriction to be restructured as a non-fundamental restriction, which in the future can be changed solely by Board approval.

     Effect on Funds and Shareholders. Elimination of the fundamental restriction prohibiting the purchase of securities on margin is not expected to have any material effect upon the investment techniques employed by the Funds. Substitution of the non-fundamental restriction continues the prohibition against the purchase of securities on margin, but provides express authorization to make investments or engage in practices permitted by other investment restrictions and by existing laws and regulations.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE FUNDS' SHAREHOLDERS VOTE TO ELIMINATE INVESTMENT RESTRICTION 3.F.

3.G. RESTRICTION ON SELLING SECURITIES SHORT

Approval Required. Elimination of this restriction requires shareholder approval for:

ALL FUNDS

     Current Fundamental Restriction. The current fundamental restriction for all Funds except Special Fund provides as follows:

     No Fund may sell securities short.

     Special Fund has a fundamental restriction which provides as follows:

          The Fund may not sell securities short, except that the Fund may sell securities short provided that at all times during which a short position is open it owns an equal amount of such securities or by virtue of ownership of convertible or exchangeable securities it has the right, without payment of further consideration, to obtain through the conversion or exchange of such other securities an equal amount of the securities sold short, and unless not more than 15% of the Fund's net assets (taken at market or other current value) are held as collateral for such sales at any one time.

     Substitute Non-Fundamental Restriction. If the current fundamental restriction is eliminated, it will be replaced by a non-fundamental investment restriction adopted by the Board which will be applicable to all Funds. The new non-fundamental restriction provides that no Fund may sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short; provided, however, that this restriction shall not prevent a Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, and other financial instruments.

     Reasons for Change. This change causes each Fund's fundamental restriction to be restructured as a non-fundamental policy, which in the future can be changed solely by Board approval.

In addition, this change permits each Fund to enter into short sales "against the box." In a short sale, an investor sells a borrowed security and is required to return the identical security to the lender. If the investor also owns a like amount of the securities it borrows (or has the right to obtain equivalent securities in kind and amount), the investor is said to have a short sale "against the box." The principal reasons a Fund would sell a security short "against the box" include obtaining the economic benefit of a sale of the security in a situation where the Fund cannot deliver the security for settlement. For example, common stocks issuable upon conversion of a convertible security sometimes can be sold at a better price than the convertible security owned by a Fund. In such circumstances, a Fund could sell the common stock short "against the box" while tendering the convertible security to the issuer for conversion. Upon receipt of the underlying stock, delivery would be made to close the short sale. Short sales against the box do not involve the potential for leverage that may arise in a regular short sale.

     Effect of Change on Fund and Shareholders. Elimination of this fundamental investment restriction would permit all of the Funds to make short sales against the box, instead of just the Special Fund (which is the only Fund that has this ability currently). This flexibility would avail the other Funds of the potential benefits, and expose them to the relatively minimal risks, of such sales.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUNDS' SHAREHOLDERS VOTE TO ELIMINATE INVESTMENT RESTRICTION 3.G.

3.H. RESTRICTION ON INVESTING MORE THAN 5% OF A FUND'S ASSETS IN THE SECURITIES
     OF ANY ONE ISSUER

Approval Required. Elimination of this restriction requires shareholder approval for:

BALANCED FUND
GOVERNMENT SECURITIES FUND
GROWTH FUND
MONEY MARKET FUND
SPECIAL FUND

     Current Fundamental Restriction. Each of the foregoing Funds has an individual fundamental restriction which provides as follows:

     The Fund may not purchase securities of any issuer (other than obligations of, or guaranteed by, the United States government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in securities of that issuer.

     Substitute Non-Fundamental Restriction. If the current fundamental restriction is eliminated, it will be replaced by a non-fundamental investment restriction adopted by the Board which will be applicable to all Funds. The new non-fundamental restriction provides that no Fund may purchase the securities of any issuer if, as a result, more than 5% of its total assets would be invested in the securities of that issuer, except that obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased without regard to any such limitation.

     Reasons for Change. Certain State Imposed Restrictions formerly prohibited a fund from registering shares for sale in the state if the fund intended to invest more than 5% of its total assets in a single issuer. While the Funds presently intend to limit their respective investments in accordance with this provision, Fund management and the Board may, in the future, determine that it is in the best interests of a Fund and its shareholders to relax the restriction. However, a Fund could not relax the restriction to the extent that it would change the Fund's status as a "diversified" mutual fund (as defined in the 1940 Act) without shareholder approval. At present, a diversified mutual fund may apply this 5% restriction to only 75% of its total assets, which would permit a Fund to invest more than 5% of its total assets in the securities of one or more issuers, so long as no more than an aggregate of 25% of the Fund's total assets are invested in the securities of such issuers. By effectively changing this fundamental investment restriction to one which is non-fundamental, the Board in the future would be able to give a Fund the additional investment flexibility afforded a diversified mutual fund without receiving shareholder approval.

     Effect of Change on Funds and Shareholders. If the Board were to broaden a Fund's ability to invest in the securities of a single issuer, the increased flexibility may provide opportunities to enhance a Fund's performance. However, investment of a larger percentage of a Fund's assets in a single issuer's securities would increase the Fund's exposure to market, credit, and other risks associated with that issuer's financial condition and business operations, which may diminish a Fund's performance.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE BALANCED, GOVERNMENT SECURITIES, GROWTH, MONEY MARKET AND SPECIAL FUNDS'

SHAREHOLDERS VOTE TO ELIMINATE INVESTMENT RESTRICTION 3.H.

3.I. RESTRICTION ON HOLDING MORE THAN 10% OF THE VOTING SECURITIES OF ANY ISSUER

Approval Required. Elimination of this restriction requires shareholder approval for:

BALANCED FUND
GROWTH FUND
MONEY MARKET FUND
SPECIAL FUND

     Current Fundamental Restriction. Each of Balanced, Growth and Special Funds has an individual fundamental restriction which provides as follows:

     The Fund may not purchase more than 10% of any class of securities or purchase more than 10% of the voting securities of any single issuer.

     Founders Money Market Fund's comparable fundamental restriction provides as follows:

     The Fund may not purchase more than 10% of any class of securities of a single issuer.

     Substitute Non-Fundamental Restriction. If the current fundamental restriction is eliminated, it will be replaced by a non-fundamental investment restriction adopted by the Board which will be applicable to all Funds. The new non-fundamental restriction provides that no Fund may purchase the securities of any issuer if such purchase would cause the Fund to hold more than 10% of the outstanding voting securities of such issuer.

     Reasons for Change. This change causes the fundamental restriction of Balanced, Growth, Money Market and Special Funds to be restructured as a non-fundamental policy, which in the future can be changed solely by Board approval. The non-fundamental restriction applies only to voting securities, and removes the restriction as it relates to non-voting equity and debt securities. Certain State Imposed Restrictions prohibited a fund from registering shares for sale in the state if the fund intended to hold more than 10% of the voting securities of a single issuer. While Founders intends to operate under the new non-fundamental restriction, it may, in the future, ask the Board to allow greater investment in the voting securities of issuers. However, a Fund could not relax the restriction to the extent that it would change the Fund's status as a "diversified" mutual fund (as defined in the 1940 Act) without shareholder approval. At present, a diversified mutual fund may apply this 10% restriction to only 75% of its total assets, which would permit a Fund to invest up to 25% of its total assets in one or more companies where the Fund's investment in each company exceeds 10% of the company's outstanding voting securities. By effectively changing this fundamental investment restriction to one which is non-fundamental, the Board in the future would be able to give a Fund the additional investment flexibility afforded a diversified mutual fund without receiving shareholder approval.

     Effect of Change on Fund and Shareholders. If Founders seeks to broaden the Funds' ability to invest in the voting securities of a single issuer, the increased flexibility may provide opportunities to enhance the Funds' performance. However, investment of a larger percentage of the Funds' assets in any issuer's securities would increase the Funds' exposure to credit and other risks associated with that issuer's financial condition and business operations, which may diminish a Fund's performance.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE BALANCED, GROWTH, MONEY MARKET AND SPECIAL FUNDS' SHAREHOLDERS VOTE TO ELIMINATE INVESTMENT RESTRICTIONS 3.I.

3.J. RESTRICTION ON PURCHASING SECURITIES BASED ON THE ISSUER'S OPERATING RECORD

Approval Required. Elimination of this restriction requires shareholder approval for:

BALANCED FUND
GROWTH FUND
MONEY MARKET FUND
SPECIAL FUND

     Current Fundamental Restriction. The current fundamental restriction for Balanced, Growth and Special Funds provides as follows:

     The Fund may not invest more than 5% of the market value of its total assets in securities of companies which, with their predecessors, have a continuous operating record of less than three years.

     The current fundamental restriction for Money Market Fund provides as follows:

     The Fund may not invest more than 5% of the market value of its total assets in securities of companies which with their predecessors have a continuous operating record of less than three years, except that the Fund may invest in obligations guaranteed by the U.S. government or issued by its agencies or instrumentalities.

     Reasons for Change. These restrictions arose as State-Imposed Restrictions that are no longer required. The restrictions could preclude desirable investments by these Funds.

     Effect of Deletion. Elimination of this restriction increases each Fund's investment flexibility. Elimination does, however, expose these Funds' shareholders to the risks associated with investing in relatively new and inexperienced companies. Such companies may be in the early stages of development, may have limited product lines, markets, or financial resources, and may lack management depth. These factors may lead to more intense competitive pressures on, greater volatility in earnings of, and relative illiquidity or erratic price movements for the securities of, these companies, compared to larger, more established, and more experienced entities. However, the Board believes that the potential benefits of investing in these types of companies may outweigh these risks.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE BALANCED, GROWTH, MONEY MARKET AND SPECIAL FUNDS' SHAREHOLDERS VOTE TO ELIMINATE FUNDAMENTAL INVESTMENT RESTRICTION 3.J.

3.K. RESTRICTION ON PURCHASING SECURITIES OF OTHER INVESTMENT COMPANIES

Approval Required. Elimination of this restriction requires shareholder approval for:

BALANCED FUND
GROWTH FUND
MONEY MARKET FUND
SPECIAL FUND

     Current Fundamental Restriction. The current fundamental restriction for each of Balanced, Growth and Special Funds provides as follows:

     The Fund may not purchase securities of other investment companies, except that the Fund may purchase securities in the open market where no commission or profit to a sponsor or a dealer other than the customary broker's commission results from such purchase, and only if immediately thereafter (a) no more than 3% of the voting securities of any one investment company is owned in the aggregate by the Fund and all other Funds, (b) no more than 5% of the value of the total assets of the Fund would be invested in any one investment company, and (c) no more than 10% of the value of the total assets of the Fund and all other Funds would be invested in the securities of all such investment companies. Should the Fund purchase securities of other investment companies, shareholders may incur additional management, advisory, and distribution fees. The Fund may acquire such securities if they are acquired in connection with a purchase or acquisition in accordance with a plan of reorganization, merger, or consolidation.

     The current fundamental restriction for Money Market Fund provides as follows:

     The Fund may not purchase securities of other investment companies except in connection with a purchase or acquisition in accordance with a plan of reorganization, merger, or consolidation.

     Reasons for Change. The exceptions set forth in the Balanced, Growth and Special Fund restrictions largely track the limits imposed by the 1940 Act. Subject to certain exceptions, the 1940 Act broadly restricts the ability of one investment company to invest in another. Since all Funds are subject to these statutory limitations, it is not necessary to impose an absolute prohibition against, or stipulated limitations upon, investing in the securities of other investment companies. Moreover, certain of the Funds may in the future deem it to be in the best interests of their shareholders to invest in such securities, subject to the limitations imposed by law.

     Effect of Deletion. Since the Funds' investments in other investment companies will continue to be governed by the 1940 Act, elimination of this restriction is not expected to have any impact on any Fund's current investment practices.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE BALANCED, GROWTH, MONEY MARKET AND SPECIAL FUNDS' SHAREHOLDERS VOTE TO ELIMINATE INVESTMENT RESTRICTION 3.K.

3.L. RESTRICTION ON INVESTMENT IN SECURITIES OWNED BY OFFICERS AND DIRECTORS

Approval Required. Elimination of this restriction requires shareholder approval for:

BALANCED FUND
GROWTH FUND
MONEY MARKET FUND
SPECIAL FUND

     Current Fundamental Restriction. The current fundamental restriction for each of these Funds provides as follows:

     The Fund may not acquire or retain the securities of any issuer if any officer or director of the Company, or any officer or director of its investment adviser or principal underwriter, owns beneficially more than one-half of 1% of the issuer's outstanding securities and the aggregate owned by such persons exceeds 5% of such securities.

     Reasons for Change. This restriction originated as a State-Imposed Restriction designed to prevent conflicts of interest in the management of mutual funds. While the Board believes that preventing conflicts of interest in Fund management is a critically important objective, this issue is best addressed by the Codes of Ethics adopted by the Funds and the Funds' investment adviser and principal underwriter. These Codes, which have been adopted in accordance with SEC rules, restrict the private investment activities of Fund Directors and officers, as well as key personnel of the adviser and underwriter. The Codes of Ethics supplement management's fiduciary obligation to act with the Funds' best interests at heart. The elimination of this restriction places the burden of avoiding potential conflicts of interest on those who would stand to gain by inappropriately influencing or benefiting from the Funds' investment programs. The current restriction takes the opposite approach - it potentially restricts the Funds' investments. In other words, it subordinates the Funds' investment interests to those of its Directors and officers, and key personnel of its investment adviser and underwriter.

     Effect of Deletion. The elimination of this restriction frees the Funds from the responsibility of monitoring conflicts of interest resulting from stock ownership by certain individuals and places that obligation where it should be, in the hands of the officers, directors, managers and employees bound by the Codes of Ethics.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE BALANCED, GROWTH,

MONEY MARKET AND SPECIAL FUNDS' SHAREHOLDERS VOTE TO ELIMINATE INVESTMENT RESTRICTION 3.L.

3.M. RESTRICTION ON PARTICIPATION IN JOINT TRADING ACCOUNTS

Approval Required. Elimination of this restriction requires shareholder approval for:

BALANCED FUND
GROWTH FUND
SPECIAL FUND

     Current Fundamental Restriction. The current fundamental restriction for Balanced, Growth and Special Funds provides as follows:

     The Fund may not participate in any joint trading account.

     Reasons for Change. Under the 1940 Act, the Funds are prohibited from virtually all "joint" transactions. The Funds are subject to these regulations regardless of whether the Funds have a restriction against participating in joint trading accounts. The elimination of the above restrictions would allow the Funds to participate in joint trading accounts to the extent permitted by the rules or exemptions therefrom issued by the SEC.

     Effect of Deletion. The elimination of the restriction would enable these three Funds to participate in joint trading accounts to the extent permitted by the federal securities laws or exemptions therefrom issued by the SEC.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE BALANCED, GROWTH AND SPECIAL FUNDS' SHAREHOLDERS VOTE TO ELIMINATE FUNDAMENTAL INVESTMENT RESTRICTION 3.M.

3.N. RESTRICTION ON INVESTING FOR THE PURPOSE OF CONTROL OR MANAGEMENT

Approval Required. Elimination of this restriction requires shareholder approval for:

BALANCED FUND
GROWTH FUND
SPECIAL FUND

     Current Fundamental Restriction. The current fundamental restriction for each of these Funds provides as follows:

     The Fund may not invest in companies for the purpose of exercising control or management.

     Reasons for Change. This is a State-Imposed Restriction that is no longer required. While the Funds currently do not intend to invest for the purpose of exercising control or management of the companies in which they invest, this restriction could unnecessarily restrict their flexibility to respond to changing conditions in the future. The Funds would continue to be governed by the requirements of the federal securities laws and their other investment restrictions in making portfolio investments, including the 10% limit on the amount of a company's voting securities they can purchase described in Section 3.I., above.

     Effect of Deletion. The elimination of this investment restriction will not affect the current investment practices of these Funds.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE BALANCED, GROWTH AND SPECIAL FUNDS' SHAREHOLDERS VOTE TO ELIMINATE INVESTMENT RESTRICTION 3.N.

3.O. RESTRICTION ON PURCHASING RESTRICTED SECURITIES

Approval Required. Elimination of this restriction requires shareholder approval for:

BLUE CHIP FUND
FRONTIER FUND
MONEY MARKET FUND

     Current Fundamental Restrictions. Each of Founders Frontier and Blue Chip Funds currently has a fundamental restriction which provides as follows:

     The Fund may not invest in restricted securities.

     Founders Money Market Fund currently has a fundamental restriction which provides as follows:

     The Fund may not purchase securities with legal or contractual restrictions on resale or purchase securities which are not otherwise readily marketable, except that the Fund may enter into repurchase agreements if, as a result thereof, 10% or less of its net assets valued at the time of the transaction would be subject to repurchase agreements maturing in more than seven days.

     Substitute Non-Fundamental Restriction. If the current fundamental restrictions are eliminated, they will be replaced by a non-fundamental investment restriction adopted by the Board which will be applicable to all Funds. The new non-fundamental restriction provides that no Fund may enter into repurchase agreements providing for settlement in more than seven days or purchase securities which are not readily marketable if, in the aggregate, more than 15% of the value of its net assets would be so invested (10% in the case of Founders Money Market Fund).

     Reasons for Change. A security which is not "readily marketable" is generally considered to be a security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which it is valued. "Restricted" securities generally include securities that are not registered under the Securities Act of 1933 ("1933 Act") and are subject to legal or contractual restrictions upon resale. Restricted securities nevertheless may be "readily marketable" and can often be sold in privately negotiated transactions or in a registered public offering. There are an increasing number of securities being issued without registration under the 1933 Act for which a liquid secondary market exists among institutional investors such as the Funds. These securities are often called "Rule 144A" securities. With the exception of the limitation of 10% maintained for the Money Market Fund, the substitute non-fundamental policy adopted by the Board provides a uniform standard for all Funds and eliminates the "restricted securities" prohibition which has prevented Blue Chip, Frontier and Money Market Funds from investing in certain types of restricted securities which are nonetheless readily marketable. The change causes the fundamental restriction for each of the three Funds to be restructured as a non-fundamental restriction, which in the future can be changed solely by Board approval.

     Effect of Change on Fund and Shareholders. For Blue Chip, Frontier and Money Market Funds, the change allows greater flexibility and the opportunity to utilize permitted restricted securities investments to their benefit. Holding securities which may not be readily marketable may subject the Funds to increased risk, since such investments often cannot quickly be sold and a Fund might have to bear the expense and delay associated with registering a security under the 1933 Act prior to selling the security. Additionally, such securities may be more difficult to value, could be subject to greater price volatility, and may involve greater transaction costs than more liquid securities. However, the Board believes that the potential benefits of investing in these types of securities outweigh the possible risks involved.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE BLUE CHIP, FRONTIER AND MONEY MARKET FUNDS' SHAREHOLDERS VOTE TO ELIMINATE THE INVESTMENT RESTRICTIONS DESCRIBED IN 3.O.

3.P. RESTRICTION ON PLEDGING, MORTGAGING OR HYPOTHECATING ASSETS

Approval Required. Elimination of this restriction requires shareholder approval for:

GROWTH FUND

     Current Fundamental Restriction. Founders Growth Fund has a current fundamental restriction which provides as follows:

     The Fund may not pledge, mortgage or hypothecate its assets except to secure permitted borrowings, and then only in an amount up to 15% of the value of the Fund's net assets taken at the lower of cost or market value at the time of such borrowings.

     Substitute Non-Fundamental Restriction. If the current fundamental restriction is eliminated, it will be replaced by a non-fundamental investment restriction adopted by the Board which will be applicable to all Funds. The new non-fundamental restriction provides that no Fund may pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts (including those relating to indices), and options on futures contracts or indices.

     Reasons for Change. This change will ensure that the Growth Fund is able to pledge its assets to the extent that engaging in the types of activities enumerated in the restriction may constitute such pledging. All of these activities are allowed by other current or proposed investment restrictions. The change causes Growth Fund's fundamental restriction to be restructured as a non-fundamental policy, which in the future can be changed solely by receipt of Board approval.

     Effect of Change on Fund and Shareholders. Elimination of this restriction does not have any effect upon the investment techniques employed by Founders Growth Fund. Substitution of the non-fundamental restriction provides express authorization to make investments or engage in practices permitted by other investment restrictions.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE GROWTH FUND'S SHAREHOLDERS VOTE TO ELIMINATE INVESTMENT RESTRICTION 3.P.

3.Q. RESTRICTION ON REDEMPTION OF SHARES IN KIND

Approval Required. Elimination of this restriction requires shareholder approval for:

GROWTH FUND

     Current Fundamental Restriction. The current fundamental restriction provides as follows:

     The Fund may not redeem its shares in kind unless the proceeds of cash redemptions exceed the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

     Reasons for Change. This restriction tracks the provisions of an SEC rule issued under the 1940 Act. Since the Fund has elected to be governed by this Rule, it is obligated to comply with these requirements regardless of whether they are set forth as an investment restriction of the Fund.

     Effect of Deletion. The elimination of this investment restriction will not affect the current investment or redemption practices of the Growth Fund.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE GROWTH FUND'S SHAREHOLDERS VOTE TO ELIMINATE INVESTMENT RESTRICTION 3.Q.

3.R. RESTRICTION ON INVESTMENT IN INTERESTS IN OIL AND GAS

Approval Required.  This change requires shareholder approval for:

MONEY MARKET FUND

     Current Fundamental Restriction. The current fundamental restriction provides as follows:

     The Fund may not invest in interests in oil, gas or other mineral exploration or development programs or leases, although the Fund may invest in the securities of issuers which invest in or sponsor such programs or leases.

     Reasons for Change. Since the Fund's investment policies and certain provisions of the 1940 Act which are applicable to money market funds do not permit direct investments in oil, gas or other mineral exploration or development programs or leases, this restriction is unnecessary. In addition, all of the Funds have adopted a fundamental restriction prohibiting direct investments in real estate and certain interests therein, which prohibits investments in leases. Elimination of the restriction will clarify the ability of the Money Market Fund to invest in money market instruments that are secured by interests in these types of programs.

     Effect of Deletion. The elimination of this investment restriction will not affect the investment practices of the Money Market Fund.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE MONEY MARKET FUND'S SHAREHOLDERS VOTE TO ELIMINATE INVESTMENT RESTRICTION 3.R.

3.S. RESTRICTION ON PURCHASING EQUITY SECURITIES

Approval Required. Elimination of this restriction requires shareholder approval for:

MONEY MARKET FUND

     Current Fundamental Restriction. The current fundamental restriction provides as follows:

     The Fund may not purchase common stocks, preferred stocks, warrants or other equity securities.

     Reasons for Change. Since the Fund's investment policies and certain provisions of the 1940 Act which are applicable to money market funds do not permit these types of investments, the restriction is unnecessary.

     Effect of Deletion. The elimination of this investment restriction will not affect the investment practices of the Money Market Fund.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE MONEY MARKET FUND'S SHAREHOLDERS VOTE TO ELIMINATE INVESTMENT RESTRICTION 3.S.

VOTE REQUIRED

As to each Fund, approval of the revision or elimination of each of the foregoing fundamental investment restrictions will require the affirmative vote of a majority of the outstanding shares of that Fund voting separately as a class. Such a majority is defined in the 1940 Act as the lesser of: (a) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the total outstanding shares of that Fund.

     A Fund's approval of the proposed change to any of the foregoing fundamental investment restrictions is not subject to the approval of any of the other proposed changes for that Fund. Similarly, the approval of a change in an investment restriction by one Fund is not subject to the approval of the same change by any other Fund. Thus, all changes to the fundamental investment restrictions approved by the shareholders of the Funds will become effective as to those Funds regardless of the approval or disapproval of the changes in other restrictions. If any of the proposals are not approved by the shareholders of a Fund, the Fund's corresponding present investment restriction will remain in effect. However, to the maximum extent possible, any present restrictions that remain in place will be interpreted to give effect to the changes in other restrictions approved by the shareholders of the relevant Fund.

     All changes to the fundamental investment restrictions that are approved by Fund shareholders will become effective immediately upon their approval.

                                 OTHER BUSINESS

The management of the Company has no business to bring before the Meeting other than the matters described above. Should any other business be presented at the Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                             SHAREHOLDER PROPOSALS

The Company does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Funds, 2930 East Third Avenue, Denver, Colorado 80206. The Funds have not received any shareholder proposals to be presented at this Meeting.

         By Order of the Board of
         Directors

         /s/ MARGARET W. CHAMBERS
         ------------------------
         Margaret W. Chambers
         Secretary

  January 12, 1999

                                                                       EXHIBIT A

              ADDITIONAL INFORMATION CONCERNING HEDGING TECHNIQUES

FUTURES CONTRACTS

U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant (an "FCM") or brokerage firm that is a member of the relevant contract market.

     The acquisition or sale of a futures contract could occur, for example, if a Fund held or was considering purchasing equity securities and sought to protect itself from fluctuations in prices without buying or selling those securities. If prices were expected to decrease, a Fund could sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Fund and thereby prevent the Fund's net asset value from declining as much as it otherwise would have. A Fund also could protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique would allow the Fund to maintain a defensive position without having to sell portfolio securities.

     Similarly, when prices of equity securities are expected to increase, futures contracts could be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, a Fund could take advantage of the potential rise in the value of equity securities without buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could buy equity securities on the cash market.

     Under the proposed investment restrictions, the Funds also could enter into interest rate and foreign currency futures contracts. Interest rate futures contracts currently are traded on a variety of fixed-income securities, including long-term U.S. Treasury bonds, Treasury notes, Government National Mortgage Association modified pass-through mortgage-backed securities, U.S. Treasury bills, bank certificates of deposit and commercial paper. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark and on Eurodollar deposits.

     Futures contracts entail risks. Although Founders believes that use of such contracts could benefit the Funds, if Founders' investment judgment were incorrect, a Fund's overall performance could be worse than if the Fund had not entered into futures contracts. For example, if a Fund hedged against the effects of a possible decrease in prices of securities held in the Fund's portfolio and prices increased instead, the Fund would lose part or all of the benefit of the increased value of these securities because of offsetting losses in the Fund's futures positions. In addition, if the Fund had insufficient cash, it might have to sell securities from its portfolio to meet margin requirements. Those sales could be at increased prices that reflect the rising market and could occur at a time when the sales would be disadvantageous to the Fund.

     The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, the ability of investors to close out futures contracts through offsetting transactions could distort the normal price relationship between the cash and futures markets. Second, to the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced and prices in the futures markets distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures markets are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends still may not result in a successful use of futures.

     The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Funds would not match exactly a Fund's current or potential investments. A Fund might buy or sell futures contracts based on underlying instruments with different characteristics from the securities in which it would typically invest -- for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities -- which involves a risk that the futures position might not correlate precisely with the performance of the Fund's investments.

     Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a

Fund's investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions could also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund would be able to buy or sell futures contracts with a greater or lesser value than the securities it wished to hedge or was considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this might not be successful in all cases. If price changes in the Fund's futures positions were poorly correlated with its other investments, its futures positions could fail to produce desired gains or result in losses that would not be offset by the gains in the Fund's other investments.

     Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three business days for most types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it would be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract were not liquid because of price fluctuation limits or otherwise, a Fund would not promptly be able to liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, a Fund's access to other assets held to cover its futures positions also could be impaired.

OPTIONS ON FUTURES CONTRACTS

An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, a contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits.

     A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

     An option, whether based on a futures contract, a stock index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearinghouse assigns exercise notices on a random basis to those of its members that have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers that have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.

     The amount of risk a Fund would assume, if it bought an option on a futures contract, would be the premium paid for the option plus related transaction costs. The purchase of an option also entails the risk that changes in the value of the underlying futures contract will not fully be reflected in the value of the options bought.

FORWARD CONTRACTS

As described under Proposal 3, Section 3.A., when a Fund purchases or sells a security denominated in a foreign currency, it may enter into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transaction. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In this manner, a Fund may obtain protection against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. Although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might result should the value of such currency increase. The Funds do not intend to speculate in forward contracts.

     Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Generally a forward contract has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Under the proposed investment restrictions, when Founders believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar (or sometimes against another currency), the Funds may enter into forward contracts to sell, for a fixed-dollar or other currency amount, foreign currency approximating the value of some or all of the Funds' portfolio securities denominated in that currency. In addition, the Funds may engage in "proxy hedging," i.e., entering into forward contracts to sell a different foreign currency than the one in which the underlying investments are denominated, with the expectation that the value of the hedged currency will correlate with the value of the underlying currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. The future value of such securities in foreign currencies changes as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it expires. The Funds do not intend to enter into forward contracts with a term greater than one year. In addition, the Funds do not intend to enter into forward contracts or maintain a net exposure to such contracts where the fulfillment of the contracts would require the Funds to deliver an amount of foreign currency or a proxy currency in excess of the value of the Funds' portfolio securities or other assets denominated in the currency being hedged. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the respective Funds' limitation on investing in illiquid securities.

     At the consummation of a forward contract for delivery by a Fund of a foreign currency which has been used as a position hedge, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other Fund assets into such currency. It is impossible to forecast the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

     If a Fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     While forward contracts may be traded to reduce certain risks, trading in forward contracts itself entails certain other risks. Thus, while the Funds may benefit from the use of such contracts, if Founders is incorrect in its forecast of currency prices, a poorer overall performance may result than if a Fund had not entered into any forward contracts. Some forward contracts may not have a broad and liquid market, in which case the contracts may not be able to be closed at a favorable price. Moreover, in the event of an imperfect correlation between the forward contract and the portfolio position that it is intended to protect, the desired protection may not be obtained.

     The use of forward contracts to protect the value of a Funds' portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might result should the value of such currency increase.

OPTIONS ON SECURITIES AND SECURITIES INDICES

An option is a right to buy or sell a security or securities index at a specified price within a limited period of time. For the right to buy or sell the underlying instrument, the buyer pays a premium to the seller (the "writer" of the option). Options have standardized terms, including the exercise price and expiration time. The current market value of a traded option is the last sales price or, in the absence of a sale, the last offering price. The market value of an option will usually reflect, among other factors, the market price of the underlying security. When the market value of an option appreciates, the purchaser may realize a gain by exercising the option and selling the underlying security, or by selling the option on an exchange (provided that a liquid secondary market is available). If the underlying security does not reach a price level that would make exercise profitable, the option generally will expire without being exercised and the writer will realize a gain in the amount of the premium. However, the gain may be offset by a decline in the market value of the underlying security. If an option is exercised, the proceeds of the sale of the underlying security by the writer are increased by the amount of the premium and the writer realizes a gain or loss from the sale of the security.

     So long as a secondary market remains available on an exchange, the writer of an option traded on that exchange ordinarily may terminate his obligation prior to the assignment of an exercise notice by entering into a closing purchase transaction. The cost of a closing purchase transaction, plus transaction costs, may be greater than the premium received upon writing the original option, in which event the writer will incur a loss on the transaction. However, because an increase in the market price of an option generally reflects an increase in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation of the underlying security that the writer continues to own.

     Under the proposed investment restrictions, all of the Funds may write
(sell) options on their portfolio securities. These Funds retain the freedom to write options on any or all of their portfolio securities and at such time and from time to time as Founders shall determine to be appropriate. The extent of a Fund's option writing activities will vary from time to time depending upon Founders' evaluation of market, economic and monetary conditions.

     When a Fund purchases a security with respect to which it intends to write an option, it is likely that the option will be written concurrently with or shortly after purchase. The Fund will write an option on a particular security only if Founders believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to enter into a closing purchase transaction and close out its position. If the Fund desires to sell a particular security on which it has written an option, it will effect a closing purchase transaction prior to or concurrently with the sale of the security.

     A Fund may enter into closing purchase transactions to reduce the percentage of its assets against which options are written, to realize a profit on a previously written option, or to enable it to write another option on the underlying security with either a different exercise price or expiration time or both.

     Options written by a Fund will normally have expiration dates between three and nine months from the date written. The exercise prices of options may be below, equal to or above the current market values of the underlying securities at the times the options are written. From time to time for tax and other reasons, the Fund may purchase an underlying security for delivery in accordance with an exercise notice assigned to it, rather than delivering such security from its portfolio.

     If the proposed investment restriction is approved, all of the Funds may purchase options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index. Options on securities indices are similar to options on securities. However, because options on securities indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The Funds may purchase put options on stock indices to protect the Funds' portfolios against decline in value. The Funds may purchase call options on stock indices to establish a position in equities as a temporary substitute for purchasing individual stocks that then may be acquired over the option period in a manner designed to minimize adverse price movements. Purchasing put and call options on securities indices also permits greater time for evaluation of investment alternatives. When Founders believes that the trend of securities prices may be downward, particularly for a short period of time, the purchase of put options on securities indices may eliminate the need to sell less liquid securities and possibly repurchase them later. The purpose of these transactions is not to generate gain, but to "hedge" against possible loss. Therefore, successful hedging activity will not produce net gain to the Funds. Any gain in the price of a call option is likely to be offset by higher prices a Fund must pay in rising markets, as cash reserves are invested. In declining markets, any increase in the price of a put option is likely to be offset by lower prices of securities owned by a Fund.

     Upon purchase by a Fund of a call on a securities index, the Fund pays a premium and has the right during the call period to require the seller of such a call, upon exercise of the call, to deliver to the Fund an amount of cash if the closing level of the stock index upon which the call is based is above the exercise price of the call. This amount of cash is equal to the difference between the closing price of the index and the lesser exercise price of the call. Upon purchase by the Fund of a put on a securities index, the Fund pays a premium and has the right during the put period to require the seller of such a put, upon exercise of the put, to deliver to the Fund an amount of cash if the closing level of the securities index upon which the put is based is below the exercise price of the put. This amount of cash is equal to the difference between the exercise price of the put and the lesser closing level of the securities index. Buying securities index options permits the Funds, if cash is deliverable to them during the option period, either to sell the option or to require delivery of the cash. If such cash is not so deliverable, and as a result the option is not exercised or sold, the option becomes worthless at its expiration date.

     The Funds may purchase only those put and call options that are listed on a domestic exchange or quoted on the automatic quotation system of the National Association of Securities Dealers, Inc. ("NASDAQ"). Options traded on stock exchanges are either broadly based, such as the Standard & Poor's 500 Stock Index and 100 Stock Index, or involve stocks in a designated industry or group of industries. The Funds may utilize either broadly based or market segment indices in seeking a better correlation between the indices and the Funds' portfolios.

     Transactions in options are subject to limitations, established by each of the exchanges upon which options are traded, governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are held in one or more accounts. Thus, the number of options a Fund may hold may be affected by options held by other advisory clients of Founders. As of the date of this Proxy Statement, Founders believes that these limitations will not affect the purchase of securities index options by the Funds.

     The value of a securities index option depends upon movements in the level of the securities index rather than the price of a particular security. Whether a Fund will realize a gain or a loss from its option activities depends upon movements in the level of securities prices generally or in an industry or market segment, rather than movements in the price of a particular security. Purchasing call and put options on securities indices involves the risk that Founders may be incorrect in its expectations as to the extent of the various securities market movements or the time within which the options are based. To compensate for this imperfect correlation, a Fund may enter into options transactions in a greater dollar amount than the securities being hedged if the historical volatility of the prices of the securities being hedged is different from the historical volatility of the securities index.

     One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the Fund. Other risks of purchasing options include the possibility that a liquid secondary market may not exist at a time when the Fund may wish to close out an option position. It is also possible that trading in options on securities indices might be halted at a time when the securities markets generally were to remain open. In cases where the market value of an issue supporting a covered call option exceeds the strike price plus the premium on the call, the portfolio will lose the right to appreciation of the security for the duration of the option.

OPTIONS ON FOREIGN CURRENCIES

The proposed investment restrictions would permit all of the Funds to buy and sell options on foreign currencies for hedging purposes in a manner similar to that in which futures on foreign currencies would be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated would reduce the U.S. dollar value of such securities, even if their value in the foreign currency remained constant. In order to protect against such diminution in the value of portfolio securities, a Fund could buy put options on the foreign currency. If the value of the currency declines, the Fund would have the right to sell such currency for a fixed amount in U.S. dollars and would thereby offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted. Conversely, when a rise is projected in the U.S. dollar value of a currency in which securities to be acquired are denominated, thereby increasing the cost of such securities, the Fund could buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

ADDITIONAL RISK FACTORS

The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, forward contracts, and options on securities, securities indices and foreign currencies draws upon skills and experience that are different from those needed to select the other instruments in which the Funds invest. All such practices entail risks and can be highly volatile. Should interest or exchange rates or the prices of securities or financial indices move in an unexpected manner, the Funds may not achieve the desired benefits of futures and options or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

     A Fund's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to the Funds as the possible loss of the entire premium paid for an option bought by a Fund, the inability of a Fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option, and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that the Funds will be able to use those instruments effectively for the purposes set forth above.

     In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be affected adversely by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

                              [FORM OF PROXY CARD]

                              FOUNDERS FUNDS, INC.
                            [NAME OF INDIVIDUAL FUND]

                PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  MARCH 2, 1999

The undersigned hereby appoints Kenneth R. Christoffersen, David L. Ray and Edward F. O'Keefe, and each of them, proxy for the undersigned, with the power of substitution, to vote with the same force and effect as the undersigned at the Special Meeting of Shareholders of Founders Funds, Inc. (the "Company") to be held at the offices of the Company, 2930 East Third Avenue, Denver, Colorado 80206, on Tuesday, March 2, 1999 at 3 p.m. (Mountain time) and at any adjournment thereof, upon the matters set forth below, all in accordance with and as more fully described in the Notice of Special Meeting and Proxy Statement, dated January 12, 1999, receipt of which is hereby acknowledged.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS, WHICH RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL DIRECTORS AND "FOR" PROPOSALS 2 AND 3.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FOUNDERS FUNDS, INC. - [NAME OF INDIVIDUAL FUND]

PLEASE  MARK,   SIGN,   DATE  AND  RETURN  THIS  PROXY  IN  THE   ACCOMPANYING
POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE.  THANK YOU.

Please sign exactly as your name appears hereon. If shares are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

                                                          With-  For all
                                                     For  hold   Except:
                                                     All   All
VOTE ON DIRECTORS
1.  ELECTION OF SEVEN DIRECTORS.                    [   ] [   ]  [   ]

      01) Jay A. Precourt, 02) Eugene H. Vaughan, Jr.,
      03) Alan S. Danson, 04) Joan D. Manley,
      05) Robert P. Mastrovita, 06) Trygve E. Myhren, and 07) George W. Phillips

      TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NUMBER ON THE LINE BELOW.

      ------------------------------------

VOTE ON PROPOSALS
2.  SELECTION OF INDEPENDENT ACCOUNTANTS

                                                    For   Against Abstain
      Ratify the selection of                       [   ] [   ]   [   ]
      PricewaterhouseCoopers LLP as
      independent accountants for the
      Company

PROPOSAL  3.  REVISION  OR   ELIMINATION  OF  CERTAIN   FUNDAMENTAL   INVESTMENT
RESTRICTIONS.

YOU MAY VOTE ON THE PROPOSED CHANGES AS A GROUP OR INDIVIDUALLY. PLEASE USE ONLY ONE METHOD.

VOTE ON CHANGES AS A GROUP - TO VOTE FOR OR AGAINST ALL OF THE PROPOSED CHANGES, OR TO ABSTAIN WITH RESPECT TO ALL OF THE CHANGES, PLEASE MARK THE APPROPRIATE BOX TO THE RIGHT:

                                                     For   Against Abstain
                                                     All   All     All
                                                    [   ] [   ]   [   ]

VOTE ON CHANGES INDIVIDUALLY - TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE BOXES BELOW AND IN THE NEXT COLUMN:

Proposal to amend the Fund's fundamental investment restrictions with respect to:

                                                    For   Against Abstain

3.A.  Physical Commodities/Certain
      Financial Instruments                         [   ] [   ]   [   ]

3.B.  Borrowing Money                               [   ] [   ]   [   ]

3.C.  Making Loans                                  [   ] [   ]   [   ]

3.D.  Underwriting Securities                       [   ] [   ]   [   ]

3.E.  Senior Securities                             [   ] [   ]   [   ]

Proposal to eliminate the Fund's fundamental investment restrictions with respect to:

                                                    For   Against Abstain

3.F.  Purchasing Securities on Margin               [   ] [   ]   [   ]

3.G.  Selling Short                                 [   ] [   ]   [   ]

3.H.  Investments Greater than 5% of Fund Assets    [   ] [   ]   [   ]

3.I.  Holding More than 10% of a Single Issuer      [   ] [   ]   [   ]

3.J.  Length of Issuer's Operating Record           [   ] [   ]   [   ]

3.K.  Investments in Other Investment Companies     [   ] [   ]   [   ]

3.L.  Investments in Securities Owned by
      Officers and Directors                        [   ] [   ]   [   ]

3.M.  Joint Trading Accounts                        [   ] [   ]   [   ]

3.N.  Investing for Control or Management           [   ] [   ]   [   ]

3.O.  Restricted Securities                         [   ] [   ]   [   ]

3.P.  Pledging Assets                               [   ] [   ]   [   ]

3.Q.  Redemption of Shares in Kind                  [   ] [   ]   [   ]

3.R.  Oil, Gas and Mineral Interests                [   ] [   ]   [   ]

3.S.  Equity Securities                             [   ] [   ]   [   ]



-----------------------       -----------------------       ----------
Signature                     Signature (Joint Owner)       Date
[Please sign within box]

                                   [BUCKSLIP]

FOUR CONVENIENT WAYS TO VOTE YOUR PROXY

The enclosed Proxy Statement details important issues affecting your Founders Fund investment. Help us save time and postage costs - savings we pass along to you - by voting online, by telephone, or by fax. Each method is generally available 24 hours a day and will ensure that your vote is confirmed and recorded immediately. You may, or course, also vote by mail.

TO VOTE ONLINE:

  1. Read the Proxy Statement and have your proxy card(s) at hand.

  2. Go to web site www.proxyvote.com.

  3. Enter the 12-digit Control Number from your proxy card(s).

  4. Follow the simple instructions.

TO VOTE BY FAX:

  1. Read the Proxy Statement.

  2. Simply mark, sign, and date the enclosed proxy card(s)

  3. Fax your card(s) to 1-800-733-1885.

TO VOTE BY TELEPHONE:

  1. Read the Proxy Statement and have your proxy card(s) at hand.

  2. Call toll-free 1-800-690-6903.

  3. Enter the 12-digit Control Number from your proxy card(s).

  4. Follow the simple recorded instructions.

TO VOTE BY MAIL:

  1. Read the Proxy Statement.

  2. Simply mark, sign, and date the enclosed proxy card(s)

  3. Mail the proxy card(s) in the postage-paid envelope provided.

There is no need to mail the proxy card if you are voting by Internet, telephone or fax.

REMEMBER YOUR VOTE COUNTS.  VOTE TODAY!

[LOGO]